                                  EXHIBIT 99.6

   [GRAPHIC OMITTED]
      Equity One                                                     [FBR LOGO]
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a Popular, Inc. Company

                                EQUITY ONE 2004-4
                               BREAKEVEN ANALYSIS

LIBOR ASSUMPTION: FORWARD

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                                                   75 PPC
                       40% SEVERITY                                   65% SEVERITY
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         BREAK CDR       CUM LOSS            WAL          BREAK CDR      CUM LOSS        WAL
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A-          8.85          13.00%            17.26           5.11          13.75%        19.39
BBB+        8.07          12.14%            18.31           4.70          12.83%        20.19
BBB         7.33          11.29%            18.70           4.32          11.94%        20.52
BBB-        6.68          10.50%            19.26           3.97          11.11%        20.87
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                                                  100 PPC
                       40% SEVERITY                                   65% SEVERITY
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          BREAK CDR      CUM LOSS            WAL          BREAK CDR      CUM LOSS        WAL
       --------------------------------------------------------------------------------------
A-          9.66          11.51%            13.89           5.59          11.95%        15.51
BBB+        8.70          10.60%            14.79           5.08          11.00%        16.29
BBB         7.78           9.69%            15.12           4.59          10.07%        16.54
BBB-        6.96           8.85%            15.59           4.14           9.19%        16.86
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                                                  135 PPC
                       40% SEVERITY                                   65% SEVERITY
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         BREAK CDR       CUM LOSS            WAL          BREAK CDR      CUM LOSS        WAL
       --------------------------------------------------------------------------------------
A-         10.87          10.21%            10.70           6.31          10.42%        11.74
BBB+        9.65           9.25%            11.36           5.64           9.43%        12.26
BBB         8.48           8.29%            11.62           5.01           8.47%        12.53
BBB-        7.43           7.40%            12.01           4.42           7.56%        12.79
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LIBOR ASSUMPTION: STATIC FOR 12 MONTHS, THEN SPIKE 400

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                                                   75 PPC
                      40% SEVERITY                                    65% SEVERITY
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         BREAK CDR       CUM LOSS            WAL          BREAK CDR      CUM LOSS         WAL
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A-          7.06          10.97%            18.33           4.06          11.33%        20.03
BBB+        6.36          10.11%            19.31           3.70          10.46%        20.93
BBB         5.70           9.26%            19.72           3.35           9.59%        21.18
BBB-        5.11           8.47%            20.23           3.03           8.77%        21.52
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                                                  100 PPC
                      40% SEVERITY                                    65% SEVERITY
       --------------------------------------------------------------------------------------
         BREAK CDR       CUM LOSS            WAL          BREAK CDR      CUM LOSS         WAL
       --------------------------------------------------------------------------------------
A-          8.11          10.02%            14.53           4.69          10.27%        15.98
BBB+        7.22           9.12%            15.39           4.21           9.33%        16.68
BBB         6.38           8.23%            15.79           3.75           8.42%        16.90
BBB-        5.61           7.38%            16.22           3.33           7.56%        17.26
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                                                  135 PPC
                      40% SEVERITY                                    65% SEVERITY
       --------------------------------------------------------------------------------------
         BREAK CDR       CUM LOSS            WAL          BREAK CDR      CUM LOSS         WAL
       --------------------------------------------------------------------------------------
A-          9.64           9.24%            10.97           5.59           9.36%        11.88
BBB+        8.48           8.29%            11.60           4.97           8.41%        12.55
BBB         7.38           7.36%            11.93           4.36           7.47%        12.74
BBB-        6.37           6.47%            12.28           3.79           6.56%        12.97
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ASSUMPTIONS
FRM PPC            4% - 23% CPR months 1 - 12; 23% CPR months thereafter
ARM PPC            4% - 27% CPR months 1 - 12; 27% CPR months 13 - 22; 50% CPR months 23-27;
                   27% CPR month 28 and thereafter
Triggers fail
12 month lag
Defaults are in addition to prepays
Run to maturity
"Break CDR" is the highest CDR a Class can withstand before losing a single dollar of principal

DISCLAIMER
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by Friedman, Billings,
Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change.

The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus
Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.